NEWS RELEASE

THE BANK OF KENTUCKY FINANCIAL CORPORATION

ANNOUNCES SECOND QUARTER EARNINGS

Net income of $5,065,000 for the second quarter, up 13% from 2013

CRESTVIEW HILLS, KENTUCKY, July 17, 2014 – The Bank of Kentucky Financial Corporation (the “Company”) (NASDAQ: BKYF), the holding company of The Bank of Kentucky, Inc. (the “Bank”), today reported its earnings for the second quarter ended June 30, 2014. For the second quarter, the Company reported an increase in net income of 13% compared with the same period in 2013.

A summary of the Company’s results are as follows:

Second Quarter ended June 30,	2014	2013	Change
Net income	$5,065,000	$4,485,000	13%
Earnings per common share, basic	$0.66	$0.60	10%
Earnings per common share, diluted	$0.66	$0.59	12%

Six Months ended June 30,	2014	2013	Change
Net income	$9,683,000	$8,575,000	13%
Net income per common share, basic	$1.27	$ 1. 15	10%
Net income per common share, diluted	$1.26	$ 1 .13	12%

“Our strong second quarter performance mirrored the first quarter as The Bank increased earnings by 13% from the previous year,” commented Robert W. Zapp, President & CEO. “Not only is solid commercial loan growth contributing to the Bank’s success, but new relationships have led to opportunities in other areas such as treasury management.  Our Wealth Advisory Group and their team of investment specialists continue to partner closely with our retail branch personnel, expanding relationships and reaching new clients, which resulted in another record quarter for this business unit.  Zapp added, “As we begin the second half of the year, I feel we are well positioned in the markets we serve to grow organically and leverage our talent, technologies and relationships to meet our goals”.

The increase in net income in the second quarter of 2014 was primarily due to a $600,000 (38%) decrease in the provision for loan losses and a $454,000 (8%) increase in non-interest income compared with the second quarter of 2013. Contributing to the decrease in the provision for loan losses were lower levels of charge-offs and lower levels of non-performing loans compared with June of 2013. Contributing to the increase in non-interest income was a $305,000 gain on the sale of securities.

Non-interest income increased $454,000 or 8% in the second quarter of 2014 compared with the same period in 2013, while non-interest expense increased $483,000 or 4% from the same period last year. Contributing to the increase in non-interest income was a $305,000 or 100% increase in gain on the sale of securities and a $134,000 or 16% increase in trust fee income, which was partially offset by a $424,000 or 63% decrease in gains on the sale of real estate loans. The decrease in gains on the sale of real estate loans was the result of lower refinancing volume due to slightly higher long term rates compared to 2013.

Net interest income increased $273,000, or 2% in the second quarter of 2014, compared with the same period in 2013. The net interest margin, on a tax equivalent basis, decreased eight basis points from 3.46% in the second quarter of 2013 to 3.38% in the second quarter of 2014. The increase in net interest income was the result of a $72.6 million or 4% growth in earning assets compared with the second quarter of 2013. The yield on earning assets decreased 10 basis points from 3.75% in the second quarter of 2013 to 3.65% in the second quarter of 2014, while the cost of interest bearing liabilities decreased two basis points from 0.36% to 0.34% in the same period.

The provision for loan losses decreased by $600,000 (38%) in the second quarter of 2014, compared with the same period in 2013. Contributing to this decrease were lower levels of charge-offs compared with the second quarter of 2013. The Company’s annualized net charge-offs to average loans decreased from 0.54% in the second quarter of 2013 to 0.32% in the second quarter of 2014 while non-performing loans as a percentage of total loans were 1.37% as of June 30, 2014, compared with 1.60% as of June 30, 2013. The Company recorded $1,015,000 in net charge-offs in the second quarter of 2014 compared with $1,591,000 in the second quarter of 2013. On a quarterly sequential basis, the provision for loan losses of $1,000,000 in the second quarter of 2014 was $100,000 higher than the provision in the first quarter of 2014, while non-performing loans increased from $15.5 million (1.23% of total loans) at March 31, 2014 to $17.4 million (1.37% of total loans) at June 30, 2014. Net charge-offs on a quarterly sequential basis increased from $857,000 (.27% of loans) in the first quarter of 2014 to $1,015,000 (.32% of loans) in the second quarter of 2014. As a result of improving credit metrics, the Allowance for Loan Losses (ALL) decreased from 1.40% of loans at the end of the second quarter of 2013 to 1.28% of loans at the end of the second quarter of 2014. On a quarterly sequential basis the ALL decreased two basis points from 1.30% at the end of the first quarter of 2014 to 1.28% at the end of the second quarter of 2014. The adequacy of the ALL is analyzed quarterly and adjusted as necessary to maintain appropriate reserves for probable incurred losses in the Bank’s loan portfolio.

Total assets were $1.858 billion at the end of the second quarter of 2014, which was $92 million or 5% higher than the end of the second quarter of 2013. The increase of $87 million (7%) in total loans and $16 million (4%) in investments were offset by a $6 million (8%) decrease in cash and cash equivalents. The increase in assets was funded by an increase in deposits of $68 million, or 5%, and an increase in equity of $22 million or 13% from the same date in 2013.

The Bank of Kentucky Financial Corporation

Selected Consolidated Financial Data

(Dollars in thousands, except per share data)

	Second Quarter Comparison				Six months ended June 30, Comparison
Income Statement Data	6/30/14	6/30/13	% Chg		6/30/14	6/30/13	% Chg
Interest income	$15,100	$14,880	1%		$30,029	$29,746	1%
Interest expense	1,119	1,172	(5)%		2,179	2,455	(11)%
Net interest income	13,981	13,708	2%		27,850	27,291	2%

Provision for loan losses	1,000	1,600	(38)%		1,900	3,600	(47)%
Net interest income after provision for loan losses	12,981	12,108	7%		25,950	23,691	10%
Non interest income	6,294	5,840	8%		11,876	11,702	1%
Non interest expense	12,148	11,665	4%		24,266	23,434	4%
Net income before income taxes	7,127	6,283	13%		13,560	11,959	13%
Provision for income taxes	2,062	1,798	15%		3,877	3,384	15%
Net income	$5,065	$4,485	13%		$9,683	$8,575	13%
Per Common Share Data
Diluted earnings per common share	0.66	0.59	12%		1.26	1.13	12%
Cash dividends declared	0.18	0.17	6%		0.36	0.34	6%
Earnings Performance Data
Return on common equity	10.70%	10.48%	22	bps	10.45%	10.07%	38	bps
Return on assets	1.10%	1.00%	10	bps	1.06%	.96%	10	bps
Net interest margin	3.30%	3.38%	(8	)bps	3.31%	3.35%	(4	)bps

The Bank of Kentucky Financial Corporation

Selected Consolidated Financial Data

(Dollars in thousands, except per share data)

Balance Sheet Data
	June 30, 2014	December 31, 2013
Assets:
Cash and cash equivalents	$74,447	$78,621
Investments	400,444	418,385
Loans held for sale	4,437	3,214
Total loans, gross	1,272,152	1,249,645
Allowance for loan losses	(16,334)	(16,306)
Premises and equipment, net	22,704	22,444
Goodwill and acquisition intangibles, net	23,620	23,871
Other assets and accrued interest receivable	76,317	77,618
Total assets	$1,857,787	$1,857,492

Liabilities & Shareholders’ Equity
Total deposits	$1,572,819	$1,587,585
Short-term borrowings	21,012	27,643
Notes payable	55,451	45,577
Accrued interest payable and other liabilities	16,242	15,548
Total liabilities	1,665,524	1,676,353
Common stockholders’ equity	192,263	181,139
Total liabilities and shareholders’ equity	$1,857,787	$1,857,492

	The Bank of Kentucky Financial Corporation Selected Consolidated Financial Data (Dollars in thousands, except per share data)
	Average Balance Sheet Rates (presented on a tax equivalent basis )
	Three Months ended June 30, 2014			Three Months ended June 30, 2013
	Average outstanding balance	Interest earned/ paid	Yield/ rate	Average outstanding balance	Interest earned/ paid	Yield/ rate

Interest-earning assets:
Loans receivable (1)(2)	$1,268,370	$13,356	4.22%	$1,190,590	$13,390	4.51%
Securities (2)	403,047	2,020	2.01	387,526	1,725	1.79
Other interest-earning assets	26,175	62	0.95	46,886	78	0.67
Total interest-earning assets	1,697,592	15,438	3.65	1,625,002	15,193	3.75
Non-interest-earning assets	149,684			165,041
Total assets	$1,847,276			$1,790,043
Interest-bearing liabilities:
Transaction accounts	934,082	387	0.17	882,084	355	0.16
Time deposits	300,759	482	0.64	333,774	579	0.70
Borrowings	79,455	250	1.26	74,927	238	1.27
Total interest-bearing liabilities	1,314,296	1,119	0.34	1,290,785	1,172	0.36
Non-interest-bearing liabilities	343,033			327,665
Total liabilities	1,657,329			1,618,450
Shareholders’ equity	189,947			171,593
Total liabilities and shareholders’ equity	$1,847,276			$1,790,043
Net interest income		$14,319			$14,021
Interest rate spread			3.31%			3.39%
Net interest margin (net interest income as a percent of average interest-earning assets)			3.38%			3.46%

(1)	Includes non-accrual loans.
(2)	Income presented on a tax equivalent basis using a 35.00% tax rate in 2014 and 2013. The tax equivalent adjustment was $337,000 and $313,000 in 2014 and 2013, respectively.

	The Bank of Kentucky Financial Corporation Selected Consolidated Financial Data (Dollars in thousands, except per share data)
	Average Balance Sheet Rates (presented on a tax equivalent basis )
	Six Months ended June 30,2014			Six Months ended June 30, 2013
	Average outstanding balance	Interest earned/ paid	Yield/ rate	Average outstanding balance	Interest earned/ paid	Yield/ rate

Interest-earning assets:
Loans receivable (1)(2)	$1,261,997	$26,478	4.23%	$1,192,612	$26,785	4.53%
Securities (2)	407,522	4,094	2.03	381,979	3,404	1.80
Other interest-earning assets	28,005	129	0.93	66,390	174	0.53
Total interest-earning assets	1,697,524	30,701	3.65	1,640,981	30,363	3.73
Non-interest-earning assets	150,559			159,819
Total assets	$1,848,083			$1,800,800
Interest-bearing liabilities:
Transaction accounts	940,614	773	0.17	887,317	754	0.17
Time deposits	299,398	920	0.62	342,714	1,224	0.72
Borrowings	76,481	486	1.28	75,149	477	1.28
Total interest-bearing liabilities	1,316,493	2,179	0.33	1,305,180	2,455	0.38
Non-interest-bearing liabilities	344,674			323,975
Total liabilities	1,661,167			1,629,155
Shareholders’ equity	186,916			171,645
Total liabilities and shareholders’ equity	$1,848,083			$1,800,800
Net interest income		$28,522			$27,908
Interest rate spread			3.32%			3.35%
Net interest margin (net interest income as a percent of average interest-earning assets)			3.39%			3.43%

___________________________

(1)	Includes non-accrual loans.
(2)	Income presented on a tax equivalent basis using a 35.00% tax rate in 2014 and 2013. The tax equivalent adjustment was $672,000 and $617,000 in 2014 and 2013, respectively.

The Bank of Kentucky Financial Corporation

Selected Consolidated Financial Data

(Dollars in thousands, except per share data)

	Five-Quarter Comparison
Income Statement Data	6 /30/14	3 /31/14	12 /31/13	9 /30/13	6 /30/13
Net interest income	$13,981	$13,869	$14,041	$13,922	$13,708
Provision for loan losses	1,000	900	500	600	1,600
Net interest income after provision for loan losses	12,981	12,969	13,541	13,322	12,108
Service charges and fees	2,496	2,434	2,782	2,829	2,581
Gain on sale of real estate loans	248	165	165	282	672
Gain on sale of securities	305	-	-	-	-
Trust fee income	984	941	854	846	850
Bankcard transaction revenue	1,105	999	1,008	1,012	1,044
Gains/(losses) on other real estate owned	(106)	(81)	(22)	(201)	(308)
Other non-interest income	1,262	1,124	1,466	1,288	1,001
Total non-interest income	6,294	5,582	6,253	6,056	5,840
Salaries and employee benefits expense	6,026	5,873	5,691	5,969	5,988
Occupancy and equipment expense	1,404	1,435	1,330	1,366	1,315
Data processing expense	520	535	551	533	537
State bank taxes	642	642	584	615	615
Other real estate owned and loan collection	346	342	384	457	350
Amortization of intangible assets	117	133	148	151	157
FDIC Insurance	595	554	376	317	335
Other non-interest expenses	2,498	2,604	2,528	2,311	2,368
Total non-interest expense	12,148	12,118	11,592	11,719	11,665
Net income before income tax expense	7,127	6,433	8,202	7,659	6,283
Income tax expense	2,062	1,815	2,427	2,244	1,798
Net income	$5,065	$4,618	$5,775	$5,415	$4,485
Per Common Share Data
Diluted earnings per common share	0.66	0.60	0.76	0.72	0.59
Cash dividends declared	0.18	0.18	0.18	0.17	0.17
Weighted average common shares outstanding
Basic	7,662,927	7,640,872	7,565,121	7,516,770	7,491,619
Diluted	7,702,231	7,687,106	7,611,879	7,549,530	7,564,121
Earnings Performance Data
Return on common equity	10.70%	10.18%	12.86%	12.44%	10.48%
Return on assets	1.10%	1.01%	1.25%	1.21%	1.00%
Net interest margin	3.30%	3.31%	3.32%	3.42%	3.38%
Net interest margin (tax equivalent)	3.38%	3.39%	3.39%	3.50%	3.46%

The Bank of Kentucky Financial Corporation

Selected Consolidated Financial Data

(Dollars in thousands, except per share data)

Balance Sheet Data	6 /30/14	3 /31/14	12 /31/13	9 /30/13	6 /30/13
Assets:
Cash and cash equivalents	$74,447	$89,102	$78,621	$102,448	$80,941
Investments	400,444	396,733	418,385	389,179	384,653
Loans held for sale	4,437	6,248	3,214	2,435	9,909
Total loans	1,272,152	1,261,863	1,249,645	1,201,193	1,185,449
Allowance for loan losses	(16,334)	(16,349)	(16,306)	(16,632)	(16,650)
Premises and equipment, net	22,704	22,845	22,444	22,517	22,560
Goodwill and acquisition intangibles, net	23,620	23,737	23,871	24,018	24,169
Other assets & accrued interest receivable	76,317	75,244	77,618	77,066	74,859
Total assets	$1,857,787	$1,859,423	$1,857,492	$1,802,224	$1,765,890
Liabilities & Shareholders’ Equity:
Total deposits	$1,572,819	$1,584,076	$1,587,585	$1,529,505	$1,504,829
Short-term borrowings	21,012	29,220	27,643	32,167	26,934
Notes payable	55,451	45,515	45,577	50,695	50,702
Accrued interest payable & other liabilities	16,242	13,981	15,548	14,606	13,196
Total liabilities	1,665,524	1,672,792	1,676,353	1,626,973	1,595,661
Shareholders’ equity	192,263	186,631	181,139	175,251	170,229
Total liabilities and shareholders’ equity	$1,857,787	$1,859,423	$1,857,492	$1,802,224	$1,765,890
Common shares outstanding	7,671,045	7,649,493	7,619,999	7,528,618	7,498,014
Average Balance Sheet Data
Average investments	$403,047	$412,047	$404,687	$386,644	$387,526
Average other earning assets	26,175	29,854	55,521	29,039	46,886
Average loans	1,268,370	1,255,552	1,218,140	1,199,824	1,190,590
Average earning assets	1,697,592	1,697,453	1,678,348	1,615,507	1,625,002
Average assets	1,847,276	1,856,303	1,839,242	1,771,491	1,790,043
Average deposits	1,564,626	1,576,944	1,568,764	1,506,101	1,529,159
Average interest bearing deposits	1,234,841	1,245,241	1,215,455	1,164,947	1,215,858
Average interest bearing transaction deposits	934,082	947,221	911,075	848,512	882,084
Average interest bearing time deposits	300,759	298,020	304,380	316,435	333,774
Average borrowings	79,455	73,529	78,197	80,733	74,927
Average interest bearing liabilities	1,314,296	1,318,770	1,293,652	1,248,680	1,290,785
Average common stockholders equity	189,947	183,885	178,135	172,740	171,593

The Bank of Kentucky Financial Corporation

Selected Consolidated Financial Data

(Dollars in thousands, except per share data)

	Five-Quarter Comparison

Asset Quality Data	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Allowance for loan losses to total loans	1.28%	1.30%	1.30%	1.38%	1.40%
Allowance for loan losses to non-performing loans	94%	105%	106%	101%	88%
Nonaccrual loans	$17,384	$15,531	$15,417	$16,197	$18,934
Loans – 90 days past due & still accruing	24	12	21	207	11
Total non-performing loans	17,408	15,543	15,438	16,404	18,945
OREO and repossessed assets	4,931	5,557	5,305	6,141	5,207
Total non-performing assets	22,339	21,100	20,743	22,545	24,152
Restructured loans-accruing	8,154	11,825	8,816	7,109	7,204
Non-performing loans to total loans	1.37%	1.23%	1.24%	1.37%	1.60%
Non-performing assets to total assets	1.21%	1.14%	1.12%	1.26%	1.38%
Annualized charge-offs to average loans	0.32%	0.27%	0.27%	0.21%	0.54%
Net charge-offs	$1,015	$857	$826	$618	$1,591

Other Information
Total assets under management (in millions)	$876	$858	$836	$766	$747
Full-time equivalent employees
	346	345	346	351	361

About BKFC

BKFC, a bank holding company with assets of approximately $1.858 billion, offers banking and related financial services to both individuals and business customers. BKFC operates thirty-two branch locations and fifty-two ATMs in the Northern Kentucky market.

For more information contact:

Martin Gerrety

Executive Vice President and CFO

(859) 372-5169

mgerrety@bankofky.com

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